Ivy Funds, Inc.

Supplement dated March 11, 2005
to the
Statement of Additional Information dated July 29, 2004
and supplemented August 17, 2004, September 1, 2004 and October 1, 2004

Effective March 7, 2005, Waddell & Reed Ivy Investment Company ("WRIICO"), the Funds' investment manager, is now known as Ivy Investment Management Company ("IICO").

Effective March 31, 2005, Ivy Tax-Managed Equity Fund will change its name to Ivy Capital Appreciation Fund. Its objective and strategy will continue as long-term growth of capital while minimizing taxable gains and income to shareholders.

The following replaces the information regarding dealer reallowance to Legend Equities Corporation (Legend) in the section entitled "Purchase, Redemption and Pricing of Shares":

Until August 31, 2005, Legend receives a dealer reallowance in the full amount of the Class A shares sales charge as reflected in the current prospectus.